Income Taxes	12 Months Ended
Dec. 31, 2020
Income Tax Disclosure [Abstract]
Income Taxes
15. INCOME TAXES
The components of income tax expense are as follows:

	Year Ended December 31
	2018	2019	2020
	US$	US$	US$
Current	13,455	6,558	6,479
Deferred	(1,664)	1,118	(667)

Income tax expense	11,791	7,676	5,812

The income (loss) before income taxes for domestic and foreign entities is as follows:

	Year Ended December 31
	2018	2019	2020
	US$	US$	US$
Domestic	(23,750)	(3,911)	(17,067)
Foreign	133,611	75,985	102,625

	109,861	72,074	85,558

Since the Company is based in the Cayman Islands, a British overseas territory with no corporate income tax, tax on pretax income is calculated at the Cayman Islands statutory rate of zero for each year.
The Company and its subsidiaries file separate income tax returns. A reconciliation of income tax expense on pretax income at statutory rate and income tax expense is shown below:

	Year Ended December 31
	2018	2019	2020
	US$	US$	US$
Tax expense at statutory rate of Cayman	—	—	—
Differences between Cayman and foreign statutory tax rates	12,509	846	5,286
Permanent differences	(703)	4,109	1,441
Temporary differences	(159)	638	(129)
Alternative minimum tax	9	1	1
Income tax on undistributed earnings	408	575	1,196
Net changes in income tax credit	116	3,917	20
Net changes in valuation allowance of deferred income tax assets	1,243	(1,820)	2,439
Net operating loss carryforwards	(1,431)	(294)	(1,180)
Liabilities related to unrealized tax benefits	(302)	(171)	(3,066)
Adjustment of prior years’ taxes and others	101	(125)	(196)

Income tax expense	11,791	7,676	5,812

Deferred income tax assets (liabilities) are as follows:

	December 31
	2019	2020
	US$	US$
Notes and accounts receivable	3	—
Stock-based compensation	1,104	1,339
Allowance for sales return	541	324
Inventory reserve	1,733	1,925
Foreign currency translation	(20)	47
Property and equipment	(359)	(483)
Investment tax credits	4,532	4,512
Net operating loss carryforwards	14,028	16,754
Others	494	1,013
Valuation allowance	(18,108)	(20,816)

	3,948	4,615

The valuation allowance shown in the table above relates to net operating loss carryforwards, tax credits and temporary differences for which the Company believes that realization is uncertain. Valuation allowance decreased by US$1,933 thousand for the year ended December 31, 2019 and increased by US$2,708 thousand for the year ended December 31, 2020, respectively. The decrease in valuation allowance in 2019 was primarily due to the FCI disposal. The increase in valuation allowance in 2020 was primarily due to the uncertainty in generating sufficient taxable income in the future and utilization of operating loss carryforwards before they expire.
As of December 31, 2020, the Company’s U.S. federal net operating loss carryforwards for federal income tax purposes were approximately US$36,823 thousand as of December 31, 2020, expiring at various times starting from 2021 through 2037 for Federal losses generated through December 31, 2017, if not utilized. As a result of the U.S. Tax Cuts and Jobs Act (TCJA), all Federal net operating losses of US$12,244 that are generated beginning January 1, 2018 and beyond will carryforward indefinitely.
As of December 31, 2020, the Company’s U.S. federal and state research and development tax credit carryforwards for federal and state income tax purposes were approximately US$2,659 thousand and US$1,853 thousand, respectively. If not utilized, the federal tax credit carryforwards will expire starting in 2040 while the state tax credit carryforward has no expiration date in California.
Current U.S. federal and California state laws include substantial restrictions on the utilization of net operating losses and credits in the event of an “ownership change” of a corporation. Accordingly, the Company’s ability to utilize net operating loss and tax credit carryforwards may be limited as a result of such “ownership change”. Such a limitation could result in the expiration of carryforwards before they are utilized.
As of December 31, 2020, the Company had accumulated undistributed earnings from a foreign subsidiary of US$370 million. No deferred tax liability was recorded in respect of those amounts as these earnings are considered indefinitely reinvested. It is not practicable to estimate the amount of unrecognized deferred tax liabilities for these undistributed foreign earnings.
Unrecognized Tax Benefit
A reconciliation of the beginning and ending balances of the total amounts of unrecognized tax benefits is as follows:

	Year Ended December 31
	2018	2019	2020
	US$	US$	US$

Balance, beginning of year	15,056	18,707	20,655
Increases in tax positions taken in current year	5,937	6,890	5,029
Decrease in tax position taken in prior year primarily related to the resolution of tax audit	(2,286)	(4,942)	(6,683)

Balance, end of year	18,707	20,655	19,001

At December 31, 2020, the Company had US$19,001 thousand of unrecognized tax benefits that if recognized would affect the effective tax rate. For the years ended December 31, 2018, 2019 and 2020, the total amount of interest expense and penalties related to uncertain tax positions recorded in the provision for income tax expense was approximately US$776 thousand, US$319 thousand and US$430 thousand, respectively. The total amount of accrued interest and penalties recognized as of December 31, 2019 and 2020 was US$4,511 thousand and US$5,179 thousand, respectively. The Company does not expect uncertain tax positions to change in the next twelve months, except in the case of settlements with tax authorities, the likelihood and timing of which are difficult to estimate.
The Company files income tax returns in the U.S. and foreign jurisdictions. The following table summarizes the Company’s major jurisdictions and tax year that remain subject to examination by tax authorities as of December 31, 2020:

Tax Jurisdiction	Tax Years
China	2017 and onward
Hong Kong	2017 and onward
Taiwan	2015 and onward
United States	2015 onward